UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2010

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois (Address of Principal Executive Office)		60181 (Zip Code)

Registrant’s telephone number, including area code:  (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 2, 2008, WidePoint Corporation (the “Company”) entered into a Commercial Loan Agreement with Cardinal Bank relating to a $5,000,000 revolving credit facility, which agreement was amended pursuant to that certain Amended Commercial Loan Agreement by and between the Company and Cardinal Bank, dated as of March 17, 2009 and that certain Debt Modification Agreement by and between the Company and Cardinal Bank, dated as of May 25, 2010 (as so amended, the “2009 Commercial Loan Agreement”).  The 2009 Commercial Loan Agreement provided for a repayment date of September 1, 2010.

On August 26, 2010, the Company entered into a Debt Modification Agreement with Cardinal Bank (the “2010 Debt Modification Agreement”), under which the Company and Cardinal Bank amended the terms of the 2009 Commercial Loan Agreement by extending the repayment date of the revolving credit facility to September 30, 2011.  Also on August 26, 2010, the Company entered into a Commercial Loan Agreement with Cardinal Bank (the “2010 Commercial Loan Agreement”), which replaced the 2009 Commercial Loan Agreement and extends a $5,000,000 revolving credit facility on materially the same terms as set forth in the 2009 Commercial Loan Agreement, except that the repayment date of such revolving credit facility is September 30, 2011.

See the disclosure under Item 2.03 below for a more detailed description of this financial transaction.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 26, 2010, the Company entered into the 2010 Debt Modification Agreement attached hereto as Exhibit 10.1.  The 2010 Debt Modification Agreement sets forth the agreement of the Company and Cardinal Bank to amend the 2009 Commercial Loan Agreement to extend the repayment date of the Company’s revolving credit facility with Cardinal Bank from September 1, 2010 to September 30, 2011.  On August 26, 2010, the Company also entered into the 2010 Commercial Loan Agreement attached hereto as Exhibit 10.2, which agreement replaces the 2009 Commercial Loan Agreement. The 2010 Commercial Loan Agreement provides for a $5,000,000 revolving credit facility from Cardinal Bank to the Company.  Advances under the new revolving credit facility will bear interest at a variable rate equal to the Wall Street Journal prime rate plus 0.5%.  The Company is required to maintain certain financial covenants quarterly on materially the same terms and conditions as the 2009 Commercial Loan Agreement.  For a full description of the terms of the amendment to the revolving credit facility, see the 2010 Debt Modification Agreement filed herewith as Exhibit 10.1 and the 2010 Commercial Loan Agreement filed herewith as Exhibit 10.2.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

10.1	Debt Modification Agreement, dated as of August 26, 2010, between WidePoint Corporation and its subsidiaries and Cardinal Bank.
10.2	Commercial Loan Agreement, dated as of August 26, 2010, between WidePoint Corporation and its subsidiaries and Cardinal Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: August 27, 2010	/s/ James T. McCubbin
James T. McCubbin
Vice President and Chief Financial Officer

WIDEPOINT CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated August 26, 2010

Exhibit
Number

10.1	Debt Modification Agreement, dated as of August 26, 2010, between WidePoint Corporation and its subsidiaries and Cardinal Bank.

10.2	Commercial Loan Agreement, dated as of August 26, 2010, between WidePoint Corporation and its subsidiaries and Cardinal Bank.